UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2023

20230930-DK-BUTTERFLY-1, INC.

(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey

(Address of principal executive offices)

07083

(Zip Code)

(908) 688-0888

(Registrant’s telephone number, including area code)

BED BATH & BEYOND INC.

(Former name of the Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBBYQ	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on April 23, 2023 (the “Petition Date”), 20230930-DK-Butterfly-1, Inc. (f/k/a Bed Bath & Beyond Inc., the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) filed voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”).

Item 1.03.	Bankruptcy or Receivership.

On September 14, 2023, the Bankruptcy Court entered its order (the “Confirmation Order”) confirming the Second Amended Joint Chapter 11 Plan of Bed Bath & Beyond Inc. and Its Debtor Affiliates (the “Confirmed Plan”). A copy of the Confirmation Order was attached as Exhibit 2.1 to the Current Report on Form 8-K filed on September 20, 2023, and is incorporated by reference into this Item 1.03. Capitalized terms used in this Current Report on Form 8-K and not otherwise defined will have the meanings given to them in the Confirmation Order.

The Confirmed Plan became effective (the “Effective Date”) on Friday, September 29, 2023. On September 29, 2023, the Company Parties filed a Notice of (A) Entry of the Order (I) Approving the Disclosure Statement on a Final Basis and (II) Confirming the Second Amended Joint Chapter 11 Plan of Bed Bath & Beyond Inc. and its Debtor Affiliates and (B) Occurrence of Effective Date (the “Notice of Effective Date”) with the Bankruptcy Court. A copy of the Notice of Effective Date is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description is a summary of the material terms of the Notice of Effective Date, does not purport to be complete and is qualified in its entirety by reference to the full text of the Notice of Effective Date filed as Exhibit 99.1 to this Current Report on Form 8-K.

Cautionary Note to Holders of the Company’s Common Stock and Series A Convertible Preferred Stock

As a result of the Confirmed Plan becoming effective, all of the Company’s equity interests, consisting of outstanding shares of common stock and Series A Convertible Preferred Stock of the Company and related rights to receive or purchase shares of common stock, were cancelled on the Effective Date without consideration and have no value.

No shares of the Company’s common stock or Series A Convertible Preferred Stock will be reserved for future issuance in respect of claims and interests filed and allowed under the Confirmed Plan or pursuant to the exercise of any rights, options or other obligations of the Company to issue its common stock and/or Series A Convertible Preferred Stock.

The Company intends to file a Form 15 with the SEC deregistering the Company’s common stock pursuant to Rule 12g-4(a)(1) under the Securities Exchange Act of 1934 (“Exchange Act”). Upon filing the Form 15, the Company intends to immediately cease filing any further periodic or current reports under the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The Confirmed Plan provides that on the Effective Date, except as otherwise specifically provided for in the Confirmed Plan, any remaining obligations of the Company Parties under any notes, bonds, indentures, certificates, securities, shares, purchase rights, options, warrants, collateral agreements, subordination agreements, intercreditor agreements, or other instruments or documents directly or indirectly evidencing, creating, or relating to any indebtedness or obligations of, or ownership interest in, the Company Parties, giving rise to any Claims against or Interests in the Company Parties or to any rights or obligations relating to any Claims against or Interests in the Company Parties shall be deemed cancelled solely as to the Company Parties and their affiliates and the Company Parties will not have any continuing obligations thereunder. The Confirmed Plan further provides that the obligations of the Company Parties and their affiliates pursuant, relating, or pertaining to any agreements, indentures, certificates of designation, bylaws, or certificate or articles of incorporation or similar documents governing the notes, bonds, indentures, certificates, Securities, shares, purchase rights, options, warrants, collateral agreements, subordination agreements, intercreditor agreements, or other instruments or documents evidencing or creating any indebtedness or obligation of or ownership interest in the Company Parties shall be released, settled, and compromised.

The certificates, shares and ownership interests and related agreements, purchase rights, options and warrants to be cancelled on the Effective Date include all of the Company’s common stock and related rights to purchase or receive shares of common stock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Confirmed Plan provides that on the Effective Date, all directors, officers and managers of the Company will be discharged without any further action. Each of the Company’s directors, Harriet Edelman, Jeffrey Kirwan, Shelly Lombard, Joshua E. Schechter, Minesh Shah, Andrea M. Weiss, Ann Yerger, Carol Flaton and Sue Gove, and the Company’s remaining officers, including Sue Gove, President and Chief Executive Officer, Laura Crossen, Senior Vice President of Finance and Chief Accounting Officer, Lynda Markoe, Executive Vice President, Chief People & Culture Officer, and David Kastin, Executive Vice President, Chief Legal Officer & Corporate Secretary, ceased to be directors and officers of the Company on the Effective Date.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 21, 2023, the Company filed with the New York Secretary of State a Certificate of Amendment (the “Certificate”) to the Company’s Amended and Restated Certificate of Incorporation to change the Company’s name from “Bed Bath & Beyond Inc.” to “20230930-DK-Butterfly-1, Inc.” This name change was implemented by the Company pursuant to the Confirmation Order entered by the Bankruptcy Court.

Item 7.01.	Regulation FD Disclosure.

On September 21, 2023 the Company filed with the Bankruptcy Court the monthly operating report for the period ended August 31, 2023 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.2. This Current Report on Form 8-K (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD. The Monthly Operating Report, monthly operating reports filed on behalf of each of the other Company Parties, and other filings with the Bankruptcy Court related to the Chapter 11 Cases may be available electronically at https://restructuring.ra.kroll.com/bbby/.

The information contained in this Item 7.01 and in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles in the United States, is in a format prescribed by applicable bankruptcy laws or rules and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from that required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1

Notice of (A) Entry of the Order (I) Approving the Disclosure Statement on a Final Basis and (II) Confirming the Second Amended Joint Chapter 11 Plan of Bed Bath & Beyond Inc. and its Debtor Affiliates and (B) Occurrence of Effective Date.

99.2	Monthly Operating Report of Bed Bath and Beyond, Inc. for the period ended August 31, 2023 filed with the U.S. Bankruptcy Court for the District of New Jersey.

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2023

20230930-DK-BUTTERFLY-1, INC.

By:	/s/ David M. Kastin
David M. Kastin
Executive Vice President, Chief Legal Officer & Corporate Secretary

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